                                                                   EXHIBIT 10.27


                                  NO. DV99-5670

INTELECT COMMUNICATIONS, INC.,           )              IN THE DISTRICT COURT OF
and DNA ENTERPRISES, INC.,               )
                                         )
                Plaintiffs,              )
v.                                       )                  DALLAS COUNTY, TEXAS
                                         )
CADENCE DESIGN SYSTEMS, INC.,            )
                                         )
                Defendant.               )             G-134TH JUDICIAL DISTRICT

                        SETTLEMENT AND RELEASE AGREEMENT

         This agreement is made by and among plaintiffs Intelect Communications, Inc. (n/k/a TeraForce Technology Corporation) and DNA Enterprises, Inc. (collectively "Intelect") on the one hand, and defendant Cadence Design Systems, Inc. ("Cadence") on the other hand. On Monday March 4, 2002, Intelect and Cadence agreed to settle this lawsuit and signed a valid and binding "written Settlement Agreement as contemplated by Section 154.071 of the Texas Civil Practice and Remedies Code." Consistent with and as contemplated by the March 4,2002 Settlement Agreement, Intelect and Cadence now enter into this complete, valid and binding Settlement and Release Agreement ("Agreement") as follows.

         1. Within two business days of the date all parties sign and deliver a fully-executed original of this Agreement to Cadence and sign and deliver fully-executed originals of Exhibit A hereto (the Joint Motion To Dismiss With Prejudice and Agreed Order Of Dismissal With Prejudice) to Cadence, and in consideration for the mutual promises, releases and undertakings set out in this Agreement, Cadence will pay Intelect the sum of Nine Million Four Hundred Fifty Thousand Dollars ($9,450,000.00) by wire transfer as follows:



SETTLEMENT AND RELEASE AGREEMENT

                        SUSMAN GODFREY LLP
                        IOLTA ACCOUNT - ICOM/CDN #005330
                        CHASE BANK OF TEXAS
                        712 MAIN, 2ND FLOOR EAST
                        HOUSTON, TX 77252-8305
                        ABA #113000609
                        ACCOUNT #05400490599.

         Intelect may deliver the fully-executed documents referenced in this paragraph by facsimile and overnight delivery to counsel for Cadence and, if delivered in that manner, receipt of the facsimile copies by counsel for Cadence shall be deemed to be delivery to Cadence.

         2. Within two business days of the date Cadence pays Intelect the $9,450,000.00 as noted above, Intelect and Cadence will file and ask the Court to sign an agreed order of dismissal with prejudice using the form of pleading and order attached hereto as Exhibit A. This filing shall be accomplished by Cadence's counsel in Dallas, Texas.

         3. Intelect and Intelect's present and former parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, creditors, transferees, and insurers, agree to and do hereby forever fully, finally and completely release, acquit, and forever discharge Cadence (including Cadence's respective present and former parents, subsidiaries (including, but not limited to, Tality LLP and Tality Corporation), affiliates, agents, representatives, relatives, attorneys, executors, administrators, heirs, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers) from any and all rights, claims, liabilities, demands, causes of action or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in this case, whether arising in contract, tort or otherwise, as of this date (the "Claims"). Excepted from this release are the obligations set forth in this Agreement when fully-executed and delivered.



SETTLEMENT AND RELEASE AGREEMENT

         4. Cadence and Cadence's present and former parents, subsidiaries, affiliates, agents, representatives, attorneys, executors, administrators, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers, agree to and do hereby forever fully, finally and completely release, acquit, and forever discharge Intelect (including Intelect's respective present and former parents, subsidiaries, affiliates, agents, representatives, relatives, attorneys, executors, administrators, heirs, directors, officers, shareholders, employees, successors, assigns, predecessors, transferees, and insurers) from any and all rights, claims, liabilities, demands, causes of action or suits, known or unknown, fixed or contingent, liquidated or unliquidated, whether or not asserted in this case, whether arising in contract, tort or otherwise, as of this date (the "Claims"). Excepted from this release are the obligations set forth in this Agreement when fully-executed and delivered.

         5. THE PARTIES HERETO, AND EACH OF THEM, ACKNOWLEDGE THAT THIS AGREEMENT RELEASES UNKNOWN CLAIMS AND, NONETHELESS, EACH OF THE PARTIES, AFTER CONSULTATION WITH ITS COUNSEL, AGREES TO RELEASE ALL CLAIMS DESCRIBED HEREIN, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED.

         6. The parties release Talmage Boston, the mediator who facilitated this settlement, from any and all responsibility arising from the drafting of the March 4,2002 Settlement Agreement. The parties acknowledge that mediator Talmage Boston advised them orally and in writing to consult with counsel prior to settling this case, and the parties in fact did consult with counsel prior to settling this case and prior to signing the March 4, 2002 Settlement Agreement.

         7. All signatories to this Agreement represent that they have reviewed this Agreement and have consulted with counsel in connection with signing this Agreement.



SETTLEMENT AND RELEASE AGREEMENT

         8. All signatories to this Agreement represent that they are authorized to sign and bind the party on whose behalf they have signed this Agreement.

         9. All signatories to this Agreement represent that the claims, suits, rights, and interests that are the subject matter of this Agreement are owned by the party asserting same, have not been assigned, transferred or sold, and are free of any encumbrance.

         10. Each party will pay its own attorneys' fees and costs.

         11. This Agreement is deemed to have been drafted by all parties together because all parties were involved in negotiating this Agreement and had opportunity to comment on the language used in this Agreement. This Agreement was drafted by the mutual efforts of all parties and their counsel and, accordingly, the language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

         12. This is a compromise of disputed claims and nothing in this Agreement is or shall be construed as an admission of liability or fault on the part of any party to this Agreement. All parties to this Agreement expressly deny any wrongdoing and deny any liability. Neither this Agreement, the March 4, 2002 Settlement Agreement, nor the fact that an agreement to settle the litigation has been reached, nor the consideration exchanged, shall be admissible against any party hereto. This Agreement, however, may be introduced into evidence at any proceeding between the parties to enforce its terms.

         13. This Agreement is made and performable in Dallas County, Texas, and is governed by the laws of the State of Texas.

         14. If any dispute arises with regard to the interpretation or performance of any part of this Agreement, the parties agree to attempt to resolve those disputes with mediator Talmage Boston. Any dispute with regard to the interpretation or performance of any part of this Agreement that is not



SETTLEMENT AND RELEASE AGREEMENT
resolved by mediation shall be resolved through arbitration under the auspices of the American Arbitration Association ("AAA") pursuant to the Rules of the AAA applicable to such dispute at the time it is filed, and in no other manner. If arbitration is brought to construe or enforce any part of this Agreement, the prevailing party will be entitled to recover reasonable attorneys' fees, expenses, and costs, including the cost of the mediation and arbitration.

         15. This Agreement embodies the entire agreement among the parties, supersedes all prior agreements and understandings, if any, and may be amended only in a writing signed by all parties to this Agreement.

         16. The parties hereto have entered into this Agreement in reliance solely upon the representations, warranties and agreements made by each to the other as set forth in this Agreement and not upon any other representation or statement, written or oral.

         17. The parties will indicate their agreement with and desire to be bound by this Agreement by having their authorized representatives sign where indicated below. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes.




SETTLEMENT AND RELEASE AGREEMENT

                                        INTELECT COMMUNICATIONS, INC. N/K/A
                                        TERAFORCE TECHNOLOGY
                                        CORPORATION


                                        By: /s/ ROBERT P. CAPPS
                                           -------------------------------------
                                                Robert P. Capps

                                        Its: EXECUTIVE VICE PRESIDENT
                                            ------------------------------------
                                        Authorized Agent For Execution Of The
                                        Foregoing Document On Behalf of Intelect
                                        Communications, Inc. n/k/a TeraForce
                                        Technology Corporation


         Before me, the undersigned authority, on this the 12th day of March, 2002, appeared Robert P. Capps, a person whose identity is personally known to me, and who stated, under oath that "My name is Robert P. Capps. I am over the age of 18 years and capable of making this verification. I am the Executive Vice President and Chief Financial Officer of TeraForce Technology Corporation formerly known as Intelect Communications, Inc., and I executed the foregoing document with full authority and on behalf of Intelect Communications, Inc. and TeraForce Technology Corporation for the consideration and purposes stated therein."


                                        ----------------------------------------



                                        /s/ DELILA CUDDY
                                        ----------------------------------------
          [seal]                                     Notary Public


                                        [NOTARY STAMP]


SETTLEMENT AND RELEASE AGREEMENT

                                        DNA ENTERPRISES, INC.


                                        By: /s/ ROBERT P. CAPPS
                                           -------------------------------------
                                                Robert P. Capps

                                        Its: EXECUTIVE VICE PRESIDENT
                                            ------------------------------------
                                        Authorized Agent For Execution Of The
                                        Foregoing Document On Behalf of DNA
                                        Enterprises, Inc.

         Before me, the undersigned authority, on this the 12th day of March, 2002, appeared Robert P. Capps, a person whose identity is personally known to me, and who stated, under oath that "My name is Robert P. Capps. I am over the age of 18 years and capable of making this verification. I am the Executive Vice President and Chief Financial Officer of DNA Enterprises, Inc., and I executed the foregoing document with full authority and on behalf of DNA Enterprises, Inc. for the consideration and purposes stated therein."


                                        ----------------------------------------



                                        /s/ DELILA CUDDY
                                        ----------------------------------------
          [seal]                                     Notary Public


                                        [NOTARY STAMP]


SETTLEMENT AND RELEASE AGREEMENT

                                     CADENCE DESIGN SYSTEMS, INC.

                                     By: /s/ R.L. SMITH MCKEITHEN
                                        -------------------------------------
                                        R.L. Smith McKeithen

                                     Its: SR. VICE PRESIDENT AND GENERAL COUNSEL
                                         ---------------------------------------
                                     Authorized Agent For Execution Of The
                                     Foregoing Document On Behalf of Cadence
                                     Design Systems, Inc.


         Before me, the undersigned authority, on this the 11th day of March, 2002, appeared R.L. Smith McKeithen, a person whose identity is personally known to me, and who stated, under oath that "My name is R.L. Smith McKeithen. I am over the age of 18 years and capable of making this verification. I am Senior Vice President and General Counsel of Cadence Design Systems, Inc., and I executed the foregoing document with all authority and on behalf of Cadence Design Systems, Inc. for the consideration and purposes stated therein."

                                         /s/ JUDITH FEATHERSTONE
                                        ----------------------------------------
                                        Notary Public Signature


                                        JUDITH FEATHERSTONE
                                        ----------------------------------------
            [seal]                      Notary Public Printed Name


                                        [NOTARY STAMP]



SETTLEMENT AND RELEASE AGREEMENT

                                  NO. DV99-5670

INTELECT COMMUNICATIONS, INC.            )              IN THE DISTRICT COURT OF
AND DNA ENTERPRISES, INC.,               )
                                         )
                Plaintiffs,              )
                                         )                  DALLAS COUNTY, TEXAS
v.                                       )
                                         )
CADENCE DESIGN SYSTEMS, INC.,            )
                Defendant.               )               134TH JUDICIAL DISTRICT


                     JOINT MOTION TO DISMISS WITH PREJUDICE


         Defendant Cadence Design Systems, Inc. and Plaintiffs Intelect Communications, Inc. and DNA Enterprises, Inc. (collectively the "Parties") respectfully request that the Court dismiss this cause with prejudice, as the Parties have reached a negotiated complete resolution of the litigation.

         In light of the foregoing, the Parties respectfully request that the Court dismiss this cause with prejudice with each party bearing its own fees and costs. For the Court's convenience, an Agreed Order of Dismissal With Prejudice has been submitted herewith.


EXHIBIT A
SETTLEMENT AND RELEASE AGREEMENT

DATE: March 11,2002

Respectfully submitted,



------------------------------------
GIBSON, DUNN & CRUTCHER LLP

M. Byron Wilder
State Bar No. 00786500
Rey Rodriguez
State Bar No. 00791557
Richard Smith
State Bar No. 24027990
2100 McKinney Avenue, Suite 1100
Dallas, Texas 75201-6911
Telephone: (214) 698-3100
Facsimile: (214) 698-3400

Attorneys for DEFENDANT
CADENCE DESIGN SYSTEMS, INC.



------------------------------------
SUSMAN GODFREY L.L.P.

Geoffrey L. Harrison
State Bar No. 00785947
Neal S. Manne
State Bar No. 12937980
1000 Louisiana, Suite 5100
Houston, Texas 77002-5 096
Telephone: (713) 651-9366
Facsimile: (713) 654-6666

Attorneys for PLAINTIFFS
INTELECT COMMUNICATIONS, INC. AND
DNA ENTERPRISES, INC.



SETTLEMENT AND RELEASE AGREEMENT

                            CERTIFICATE OF CONFERENCE


         I hereby certify that I conferred with Counsel for Plaintiffs Intelect Communications, Inc. and DNA Enterprises, Inc., Geoffrey L. Harrison, Esq., on March 11, 2002 and this Joint Motion to Dismiss With Prejudice is unopposed.




                                                --------------------------------
                                                M. Byron Wilder


                             CERTIFICATE OF SERVICE

         I certify that a true and correct copy of the foregoing Joint Motion To Dismiss With Prejudice has been served by Hand Delivery, Via Facsimile and/or Certified Mail Return Receipt Requested, upon Plaintiffs Intelect Communications, Inc.'s and DNA Enterprises, Inc.'s counsel of record, Geoffrey
L. Harrison, Esq., SUSMAN GODFREY L.L.P., 1000 Louisiana Street, Suite 5100, Houston, Texas 77002-5096, on this 12th day of March, 2002.




                                                --------------------------------
                                                Rey Rodriguez




SETTLEMENT AND RELEASE AGREEMENT

                                  NO. DV99-5670

INTELECT COMMUNICATIONS, INC.            )              IN THE DISTRICT COURT OF
AND DNA ENTERPRISES, INC.,               )
                                         )
                Plaintiffs,              )
                                         )
      v.                                 )
                                         )
CADENCE DESIGN SYSTEMS, INC.,            )                  DALLAS COUNTY, TEXAS
                                         )
                Defendant.               )
                                                         134TH JUDICIAL DISTRICT

                    AGREED ORDER OF DISMISSAL WITH PREJUDICE

         CAME ON TO BE HEARD the Joint Motion to Dismiss With Prejudice (the "Motion") of Defendant Cadence Design Systems, Inc. and Plaintiffs Intelect Communications, Inc. and DNA Enterprises, Inc. (collectively the "Parties") requesting that the Court dismiss this cause with prejudice.

         Having considered the Motion and all other things properly before the Court for its consideration of this matter, the Court is of the opinion that the Motion is meritorious and should in all things be GRANTED.

         IT IS, THEREFORE, ORDERED that this Cause, and all claims asserted by any party to this Cause against any other named party to this Cause, are hereby DISMISSED WITH PREJUDICE to the refiling of same. It is FURTHER ORDERED that each party shall bear its own fees and costs.

         SIGNED on this the ____ day of _________________, 2002.



                                                --------------------------------
                                                JUDGE PRESIDING



SETTLEMENT AND RELEASE AGREEMENT

Dated: March 11,2002.

AGREED AND ENTRY RESPECTFULLY REQUESTED:




-------------------------------------
GIBSON, DUNN & CRUTCHER LLP

M. Byron Wilder
State Bar No. 00786500
Rey Rodriguez
State Bar No. 00791557
Richard Smith
State Bar No. 24027990
2100 McKinney Avenue, Suite 1100
Dallas, Texas 75201-6911
Telephone: (214) 698-3100
Facsimile: (214) 698-3400

Attorneys for DEFENDANT
CADENCE DESIGN SYSTEMS, INC.




-------------------------------------
SUSMAN GODFREY L.L.P.

Geoffrey L. Harrison
State Bar No. 00785947
Neal S. Manne
State Bar No. 12937980
1000 Louisiana, Suite 5100
Houston, Texas 77002-5096
Telephone: (713) 651-9366
Facsimile: (713) 654-6666

Attorneys for PLAINTIFF
INTELECT COMMUNICATIONS, INC. AND)
DNA ENTERPRISES, INC.



SETTLEMENT AND RELEASE AGREEMENT

                             CERTIFICATE OF SERVICE

         I certify that a true and correct copy of the foregoing Agreed Order Of Dismissal With Prejudice has been served by Hand Delivery, Via Facsimile and/or Certified Mail Return Receipt Requested, upon Plaintiffs Intelect Communications, Inc.'s and DNA Enterprises, Inc.'s counsel of record, Geoffrey
L. Harrison, Esq., SUSMAN GODFREY L.L.P., 1000 Louisiana Street, Suite 5100, Houston, Texas 77002-5096, on this 12th day of March, 2002.



                                                --------------------------------
                                                Rey Rodriguez


SETTLEMENT AND RELEASE AGREEMENT